UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2026

Commission file number 1-13163

YUM! BRANDS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sale of Global Pizza Hut Business

General

On June 16, 2026, Yum! Brands, Inc. (the “Company”) entered into that certain Equity Purchase Agreement (the “Purchase Agreement”) with Toppings TopCo, LLC, a Delaware limited liability company (“Purchaser”).

Pursuant to the terms of the Purchase Agreement, and subject to the terms and conditions set forth therein, the Company has agreed to sell to Purchaser its global Pizza Hut business (other than the Pizza Hut business in the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan) (the “PRC”)), consisting of the development, ownership, operation, franchising and licensing of “Pizza Hut” and “Telepizza” branded restaurants that sell pizza and related food and beverage items, as well as certain related technology assets (the “Business”, and the transactions contemplated by the Purchase Agreement, the “Transaction”). The Transaction is structured as a sale of all of the equity interests in Pizza Hut US HoldCo LLC, Pizza Hut International, LLC, Pizza Hut Services, LLC, Pan Pizza Restaurants UK Limited, PH South Africa Holdings B.V., Pizza Hut MENAPAK S.à r.l. and PH North America LLC, following the completion of certain reorganization transactions, as described below.

Purchase Price

The aggregate purchase price for the Transaction is $1,488,000,000 in cash, subject to certain adjustments as provided in the Purchase Agreement. The Company is also eligible to receive additional contingent consideration of $75,000,000 (the “Earn-Out Amount”) if the financial performance of the Business meets certain targets in any of the fiscal years ending December 31, 2027, December 31, 2028 or December 31, 2029, as calculated in accordance with the terms set forth in the Purchase Agreement.

Representations & Warranties; Closing Conditions

The Purchase Agreement contains customary representations and warranties, none of which will survive the closing of the Transaction (the “Closing”). The Transaction is subject to the satisfaction or waiver of certain closing conditions, including, among other things, (i) the expiration or termination of the waiting period under the HSR Act and the receipt of certain other antitrust approvals and (ii) the completion of the Reorganization Steps (as defined below).

Pre-Closing Reorganization

Prior to the Closing, and subject to the receipt of any necessary third-party consents and governmental approvals, the Company will use commercially reasonable efforts to effect certain pre-closing reorganization transactions (the “Reorganization Steps”) intended to effect the separation of the Business from any businesses retained by the Company.

Covenants, Restrictions and Indemnification

The Purchase Agreement contains customary covenants regarding, among other things, the operation of the Business between signing and Closing and obtaining required regulatory approvals. The Purchase Agreement contains a five-year non-competition covenant and an eighteen-month non-solicitation provision, each in favor of Purchaser, and a two-year mutual non-disparagement provision. The Company has agreed to provide post-Closing indemnification with respect to liabilities attributable to its retained businesses, assets and liabilities, the Reorganization Steps and certain tax and litigation matters, and Purchaser has agreed to provide certain post-Closing indemnification with respect to liabilities attributable to the Business and transferred assets and liabilities, in each case, subject to the limitations and procedures set forth in the Purchase Agreement.

Termination

The Purchase Agreement contains customary termination rights, including the right of either the Company or Purchaser to terminate the Purchase Agreement if the Closing has not occurred by September 16, 2026, as such date may be extended if required to obtain required regulatory approvals. The Purchase Agreement also provides for the payment of a termination fee by Purchaser to the Company under certain specified circumstances.

Ancillary Agreements

In connection with the Transaction, the Company and Purchaser have agreed to enter into, at or prior to the Closing, certain ancillary agreements, including (i) a transition services agreement (the “TSA”), (ii) an intellectual property cross-license and joint ownership agreement and (iii) agreements relating to the separation of the “Pizza Hut” business, including a co-existence agreement.

Transition Services Agreement

At the Closing, the Company and certain Pizza Hut Entities will enter into the TSA, pursuant to which the Company and Purchaser will provide certain transitional services to each other following the Closing to facilitate an orderly transition of the Business and provide necessary reverse services back to the Company. The TSA will terminate upon the expiration or earlier termination of all of the services provided thereunder, in the event of certain breaches, or upon the mutual written agreement of the parties to terminate the TSA in its entirety.

IP Cross License and Joint Ownership Agreement

At the Closing, the Company and certain Pizza Hut Entities will enter into an intellectual property cross license and joint ownership agreement (the “IPCLA”), pursuant to which the parties will grant each other reciprocal licenses to certain non-trademark intellectual property rights used across the Company’s retained business and the Business as of the Closing. The IPCLA also provides for the joint ownership of certain intellectual property by the parties. The IPCLA is perpetual and may only be terminated upon the mutual written agreement of the parties.

Sale of PRC Pizza Hut Business

General

On June 16, 2026, the Company and Yum China Holdings, Inc., a Delaware corporation (“Yum China”), entered into a Membership Interest Purchase Agreement (the “China Purchase Agreement”) pursuant to which Yum China has agreed to cause its wholly owned subsidiary to purchase, and the Company has agreed to cause its wholly owned subsidiary to sell, the rights to the Pizza Hut business in the PRC in exchange for $1.2 billion in cash (together with the transactions contemplated thereby, the “China Transaction” and, collectively with the Transaction, the “Transactions”).

The China Transaction is structured as the purchase by Yum China of 100% of the outstanding interests (the “Interests”) in Willow Glade Investments, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“Willow Glade” and, together with its subsidiaries, the “China Acquired Companies”). The China Acquired Companies will (i) exclusively own the trademarks registered in the PRC and all other intellectual property used or held for use exclusively in the Pizza Hut business in the PRC and (ii) have a non-exclusive, perpetual, royalty-free license to use in the Pizza Hut business in the PRC any other intellectual property to the extent used in such business as of the effective date of the China Closing (as defined below).

The closing of the China Transaction (the “China Closing”) will take place on the date that is two business days following the satisfaction or waiver of the closing conditions described under “Conditions to the China Transaction” below; provided, however, that Yum China is not required to complete the China Closing before the earlier of (a) August 17, 2026 and (b) the date specified by Yum China in written notice to the Company delivered at least five business days prior to such date.

Conditions to the China Transaction

The consummation of the China Transaction is subject to the satisfaction or waiver of certain closing conditions, including the absence of any law or governmental order that makes illegal or prohibits the consummation of the China Transaction or the transactions contemplated by the China Purchase Agreement or the ancillary agreements, the accuracy of the parties’ respective representations and warranties (subject to certain materiality qualifiers), the performance in all material respects of the parties’ respective covenants. There are no expected regulatory approvals required in connection with the China Transaction.

Termination Rights with Respect to the China Transaction

The China Purchase Agreement contains customary termination rights and may be terminated (i) by the parties’ mutual written agreement, (ii) by either party if the China Closing has not occurred on or prior to November 16, 2026, subject to certain limitations, (iii) by either party in the event of certain uncured breaches by the other party that would cause the related China Closing conditions not to be satisfied, provided that the terminating party is not then in material breach of the Purchase Agreement, and (iv) by the Company under specified circumstances if Yum China fails to consummate the China Closing after all of its conditions to the China Closing have been satisfied and Yum China is required to close pursuant to Section 2.2 of the Purchase Agreement, and it has received notice that the Company is prepared to close.

Amended and Restated KFC and Taco Bell Master License Agreement

At the China Closing, YRI China Franchising LLC, a subsidiary of the Company (“YRICF”), and Yum Restaurants Consulting (Shanghai) Company Limited (“YCCL”), a subsidiary of Yum China, will enter into an Amended and Restated Master License Agreement (the “A&R MLA”). The A&R MLA will govern YCCL’s ongoing right and license to use certain intellectual property associated with the KFC and Taco Bell brands in the PRC.

The A&R MLA will amend the existing master license agreement between YRICF and YCCL to, among other things, (i) provide YCCL the opportunity to earn certain incentives based on Yum China’s achievement of KFC system sales growth targets over the next 12 years, and (ii) establish the terms on which the parties will work together to establish long-term growth plans for Taco Bell in the PRC.

Related Agreements

At the China Closing (or, if sooner, the closing of the transaction for the Pizza Hut business, excluding the PRC), the Company will cause certain other related agreements to be executed and delivered in the forms attached to the China Purchase Agreement.

Other Terms of the China Transaction

The China Purchase Agreement contains customary representations, warranties and covenants for similar transactions that are subject, in some cases, to specified exceptions and qualifications contained in the China Purchase Agreement. All representations and warranties and, subject to limited exceptions, certain covenants expire at the China Closing. The sole remedies of either party with respect to a breach by the other party under the China Purchase Agreement are (w) for breach of covenants and agreements that by their terms survive and require performance following the Closing,

(x) in the case of Yum China, pursuant to the tax indemnity provided by the Company with respect to certain tax liabilities from prior to the China Closing, (y) under the Related Agreements (as defined in the China Purchase Agreement) and the Surviving Intercompany Agreements (as defined in the Purchase Agreement), and (z) fraud. Yum China will also have the ability to recover under a representation and warranty insurance policy if secured and paid for by Yum China. The covenants include, among others, the following: (i) the Company is obligated to cause the China Acquired Companies to engage solely in activities incidental to the ownership and licensing to Yum China of intellectual property used in the Pizza Hut business in the PRC or incidental to their formation and continued existence, and (ii) the Company agrees not to engage in certain activities with respect to the China Acquired Companies between the execution of the China Purchase Agreement and China Closing, except with the written consent of Yum China (not to be unreasonably withheld, conditioned or delayed). Each of the parties is required to use their respective reasonable best efforts to consummate the China Transaction as promptly as practicable. The Company has agreed to indemnify Yum China for certain pre-closing taxes of the China Acquired Companies.

Qualifications

The foregoing descriptions of the Purchase Agreement, the Transaction, the China Purchase Agreement and the China Transaction do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement and the China Purchase Agreement, each of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 8.01	Other Events

Share Purchase Program

The net after-tax proceeds of the Transactions will be used in accordance with the Company’s capital allocation strategy, including investing in the business and returning excess capital to shareholders. The Company’s Board of Directors has approved a new share repurchase authorization, which authorizes repurchases of up to $4.0 billion shares of common stock from the earlier of the exhaustion or expiration of the Company’s current share purchase authorization through June 30, 2028. This authorization is in addition to the approximately $400 million currently available under the Company’s existing share repurchase program, which expires on December 31, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This announcement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of Yum! Brands, will prove to be correct or that any of our expectations, estimates or projections will be achieved.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: food safety and food- or beverage-borne illness concerns; adverse impacts of health epidemics, deterioration in public health conditions or the occurrence of other catastrophic or unforeseen events; the success and financial stability of our concepts’ franchisees, particularly in light of challenging macroeconomic conditions; the success of our development strategy; anticipated benefits from past or potential future acquisitions, investments, other strategic transactions or initiatives, or our portfolio business model; the possibility that one or both of the sale transactions of the Pizza Hut business will not close within the anticipated timeframe, or at all, or that we may not be able to realize the anticipated benefits of the sale of the Pizza Hut business; our significant exposure to the Chinese market; our global operations and related exposure to geopolitical instability, including as a result of the Middle East conflict as well as the expansion or threatened expansion of restrictive trade policies which could also impact sentiment for U.S. brands; foreign currency risks and foreign exchange controls; our ability to protect the integrity or availability of IT systems or the security of confidential information and other cybersecurity risks; compliance with data privacy and data protection legal requirements and reporting obligations; our ability to successfully and securely implement technology initiatives, including utilization of artificial intelligence; our increasing dependence on digital commerce platforms; the impact of social media; our ability to protect our trademarks or other intellectual property; shortages or interruptions in the availability and the delivery of food, equipment and other supplies; the loss of key personnel or failure to successfully transition senior management, labor shortages and increased labor costs, including as a result of state and local legislation related to wages and working conditions; changes in food prices and other operating costs; our corporate reputation, the value and perception of our brands and changes in consumer preferences such as wellness trends; evolving expectations and requirements with respect to social and environmental sustainability matters; adverse effects of severe weather and climate change; pending or future litigation and legal claims or proceedings; changes in, or noncompliance with, legal requirements; tax matters, including changes in tax rates or laws, impositions of new taxes, tax implications of our restructurings, or disagreements with taxing authorities; changes in consumer discretionary spending and macroeconomic conditions, including inflationary pressures and elevated interest rates; competition within the retail food industry; and risks relating to our level of indebtedness. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The forward-looking statements included in this announcement are only made as of the date of this announcement and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q) for additional detail about factors that could affect our financial and other results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: June 16, 2026	/s/ Erika Burkhardt
Chief Legal Officer & Corporate Secretary